Supplement to the John Hancock Equity Funds Prospectus
                               dated March 1, 2005


John Hancock U.S. Global Leaders Growth Fund

"Your Expenses" Section - "Annual Operating Expenses" Table

On page 31, the following footnote has been added to the "Annual Operating Expenses" table:

         In connection with the fund's reorganization with John Hancock Large Cap Growth Fund on April 8, 2005 in which the fund acquired the assets and assumed the liabilities of John Hancock Large Cap Growth Fund in exchange for Class A, Class B, and Class C shares of the fund, the adviser has contractually agreed to limit the fund's operating expenses to 1.32% of the fund's Class A and 2.07% of the fund's Class B and Class C average daily net assets at least until April 30, 2006.


April 8, 2005